UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                              FORM 8-K


                           Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          December 20, 2005
                          -----------------
          Date of Report (Date of earliest event reported)


                    American Business Corporation
                    -----------------------------
         (Exact name of Registrant as specified in charter)


Colorao			       33-9640-LA                   90-0249312
-------------------          --------------              --------------
(State or other             (Commission File           (IRS. Employer
jurisdiction                     Number)	         Identification
of incorporation)                                               Number)

     11921 Brinley Ave., Louisville, KY                    40243
     ----------------------------------                    -----
   (Address of principal executive offices)		 (Zip Code)

Registrant's telephone number, including area code: (502) 244-1964

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Item 4.01  Changes In Registrant's Certifying Accountant.

      (a) Resignation of Accountant. On December 20, 2005, Rosenberg Rich Baker Berman & Company, the independent accountants previously engaged as the principal accountants to audit our financial statements, resigned as our auditors without specifying a reason or reasons therefore.

      The audit reports of Rosenberg on our financial statements as of December 31, 2004 and 2003 and for each of the respective years then ended (the "Audit Period") did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Audit Period, and through December 20, 2005, there were no disagreements with Rosenberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rosenberg, would have caused it to make reference to the subject matter of the disagreements in connection with its report for the year ended December 31, 2004, and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

      We have provided a copy of this disclosure to Rosenberg and have requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein, and, if not, stating the respects in which it does not agree. A copy of the letter is attached hereto as Exhibit 16.1.

      (b) Engagement of new accountant. Effective on March 1, 2006 we engaged Mountjoy & Bressler, LLP, as our independent certified public accountants. The decision to engage Mountjoy was approved by our Board of Directors.

      During the two most recent fiscal years, or any subsequent interim period prior to engaging Mountjoy, neither we nor anyone acting on our behalf consulted with Mountjoy regarding (i) the application of accounting principles to a specific completed or contemplated transaction by us, (ii) the type of audit opinion that might be rendered on our financial statements where either written or oral advice was provided that was an important factor considered by us in reaching a decision as to the accounting, auditing, or financial reporting issue, or (iii) any matter that was the subject of a disagreement with our former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its audit report.

                                    2
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Item 9.01 Financial Statements and Exhibits


EXHIBITS

Item No.    Description

16.1        Letter dated March 6, 2006 to Rosenberg Rich Baker Berman &
            Company


                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 6, 2006

AMERICAN BUSINESS CORPORATION


BY: /s/ Anthony R. Russo
    -------------------------
    Anthony R. Russo, President

EXHIBIT 16.1



                      AMERICAN BUSINESS CORPORATION
                           11921 Brinley Ave.
                         Louisville, KY  40243


March 6, 2006

Rosenberg Rich Baker Berman & Company
380 Foothill Road
Bridgewater, NJ  08807-0483

Gentlemen:

Enclosed is a copy of Form 8-K we filed with the SEC today reporting your resignation as our independent accountants. Please furnish us with a letter, addressed to the Commission, stating whether you agree with the statements we have made in the Form 8-K responsive to Item 304(a) of Regulation S-K as they may pertain to you, and if you disagree with any such statements, stating in what respect you so disagree. Please furnish us with the letter as promptly as possible so we may file it with the Commission in a timely manner.

Very truly yours,

/s/ Anthony R. Russo
President & CEO

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